The Advisors’ Inner Circle Fund III (The “TRUSt”)

Democratic Large Cap Core ETF

(the “Fund”)

Supplement Dated May 17, 2021 to the Fund’s

Prospectus and Statement of Additional Information (the “SAI”),

each dated November 2, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

Effective immediately, the Prospectus and SAI are hereby amended and supplemented as follows:

1. In the “Investment Adviser” section of the Prospectus, the sentence regarding the Fund’s advisory fee is hereby deleted and replaced with the following:

For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets of the Fund.

2. In the “Advisory Fees Paid to the Adviser” section of the SAI, the sentence regarding the Fund’s advisory fee is hereby deleted and replaced with the following:

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RAM-SK-004-0100